SUPPLEMENT TO THE PROSPECTUS

                     CREDIT SUISSE SHORT DURATION BOND FUND

The following information supersedes certain information in the fund's
Prospectus

The Credit Suisse Short Duration Fixed Income Management Team is responsible for the day-to-day management of the fund. The current members of the team are Michael E. Gray, Richard Avidon, Philip Wubbena, Kam Poon and Jennifer Ferguson. Kam Poon is the lead manager of the Credit Suisse Short Duration Fixed Income Management Team. Jo Ann Corkran is no longer a member of the team.


Dated: July 20, 2005                                         SD-PRO-LOAD-16-0705
                                                                        2005-027